UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Transparent Value Trust
(Name of Registrant as Specified In Its Charter)

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TRANSPARENT VALUE TRUST

330 Madison Avenue, 10th Floor
New York, NY  10017

October 6, 2015

Dear Shareholder:

Enclosed are a Notice, Proxy Statement and proxy card for a special meeting of shareholders (the “Meeting”) of Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, Transparent Value Directional Allocation Fund, Transparent Value Small-Cap Fund and Transparent Value Directional Allocation VI Portfolio (each a “Fund” and together, the “Funds”), each a series of Transparent Value Trust (the “Trust”).  The Meeting is scheduled for October 30, 2015.  If you are a shareholder of record of a Fund as of the close of business on September 16, 2015, you are entitled to vote at the Meeting, and any adjournment(s) of the Meeting.

At the Meeting, shareholders of each Fund, voting together, will be asked to elect nine Trustees to the Board of Trustees of the Trust (the “Proposal”).  The Proposal is discussed in more detail in the accompanying materials.

The Board of Trustees of the Trust recommends that you vote “FOR” the election of each of the Trustees.

Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, through the Internet or in person.  Please follow the enclosed instructions to utilize any of these voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Funds.  If you need additional information, please call shareholder services at 1-877-283-0325.

Sincerely,

/s/ Armen Arus
Armen Arus
President

TRANSPARENT VALUE LARGE-CAP AGGRESSIVE FUND
TRANSPARENT VALUE LARGE-CAP CORE FUND
TRANSPARENT VALUE LARGE-CAP DEFENSIVE FUND
TRANSPARENT VALUE DIVIDEND FUND
TRANSPARENT VALUE LARGE-CAP GROWTH FUND
TRANSPARENT VALUE LARGE-CAP MARKET FUND
TRANSPARENT VALUE LARGE-CAP VALUE FUND
TRANSPARENT VALUE DIRECTIONAL ALLOCATION FUND
TRANSPARENT VALUE SMALL-CAP FUND
TRANSPARENT VALUE DIRECTIONAL ALLOCATION VI PORTFOLIO

each, a series of

TRANSPARENT VALUE TRUST
330 Madison Avenue, 10th Floor
New York, NY  10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2015

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, Transparent Value Directional Allocation Fund, Transparent Value Small-Cap Fund and Transparent Value Directional Allocation VI Portfolio (each a “Fund” and together, the “Funds”), each a series of Transparent Value Trust (the “Trust”), will be held at the offices of Guggenheim Partners Investment Management, LLC,  227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on October 30, 2015, at 10:00 a.m. Central Time.

At the Meeting, shareholders of record of each Fund (“Shareholders”) will be asked to elect nine Trustees to the Board of Trustees of the Trust, and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet, by telephone or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing a written revocation notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record of each Fund at the close of business on September 16, 2015 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held on October 30, 2015.

The proxy statement is available at https://www.proxyonline.com/docs/TransparentValue2015.pdf.

By Order of the Board of Trustees /s/ Armen Arus Armen Arus President

IMPORTANT NEWS FOR SHAREHOLDERS OF THE FUNDS

Shareholders of Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, Transparent Value Directional Allocation Fund, Transparent Value Small-Cap Fund and Transparent Value Directional Allocation VI Portfolio (each a “Fund” and together, the “Funds”), each a series of Transparent Value Trust (the “Trust”), are being asked to consider the following proposal:

Proposal:	To elect nine new Trustees to the Board of Trustees of the Trust.

While we encourage you to read the full text of the enclosed Proxy Statement, below is a brief overview of the matters affecting you as a shareholder of the Funds.  The information below is qualified in its entirety by reference to the enclosed Proxy Statement.

QUESTIONS AND ANSWERS

Q.	Why did you send me this booklet?

A.	You are receiving these proxy materials - a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in one or more of the Funds. In particular, shareholders of the Funds are being asked to elect nine new Trustees to the Board of Trustees of the Trust.

Q.	Why am I being asked to elect Trustees?

A.	The Board of Trustees of the Trust (the “Board”) is proposing to elect nine new Trustees to the Board in order to restructure the governance of the Funds. Guggenheim Partners Investment Management, LLC, the investment adviser for the Funds (“GPIM”), and its affiliates currently sponsor a fund complex consisting of eleven other registered funds (the “Guggenheim Funds”) that is overseen by a separate group of trustees (the “Guggenheim Board”). As discussed further below, the Board believes that consolidating the membership of the Board and the Guggenheim Board so that the Funds and the Guggenheim Funds are overseen by the same individuals would be beneficial to the Funds and their shareholders.

In order to accomplish this board consolidation, the Board has determined to increase the size of the Board from four to nine seats and has proposed for election each of the nine current members of the Guggenheim Board.  In particular, the Board proposes the election of the following nominees:  Randall C. Barnes, Donald A. Chubb Jr., Jerry B. Farley, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Maynard F. Oliverius, Ronald E. Toupin, Jr., and Donald C. Cacciapaglia (each, a “Nominee” and collectively, the “Nominees”).  If shareholders approve the election of the Nominees, the current four members of the Board, Robert Casale, Dennis Cullen, John Masterson and Farhan Sharaff, would resign their positions on or about November 9, 2015, the date of the next scheduled regular meeting of the Board following the upcoming shareholder meeting.

Q.	How do the Trustees recommend that I vote?

A.	After careful consideration, the Trustees, including the Independent Trustees who comprise a majority of the Board, unanimously recommend that you vote “FOR” each of the Nominees.

i

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that this important proposal can be acted upon. We encourage all shareholders to participate in the governance of the Funds. Additionally, your immediate response on the enclosed proxy card may help save the costs of any further solicitations.

Q.	I’m a variable annuity contract or variable life insurance policy (“insurance product”) owner of the Transparent Value Directional Allocation VI Portfolio. How will my vote be counted?

A.	As an insurance product owner of record at the close of business on the record date, you have the right to instruct the life insurance company that issued your product as to how to vote your shares of the Transparent Value Directional Allocation VI Portfolio. If no voting instructions are received, the life insurance company will vote the shares attributable to your insurance product in proportion to those Transparent Value Directional Allocation VI Portfolio shares for which instructions are received.

Q.	How do I place my vote and whom do I call for more information?

A.	You may vote your shares by any of the following methods:

(1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

(3) Regular Mail:  If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4) Shareholder Meeting:  You may attend the shareholder meeting on October 30, 2015 and vote in person.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs to the Funds.  Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote.  Should you require additional information regarding the proxy or replacement proxy cards, please call 1-877-283-0325.

Your Vote Is Important.  Thank You for Promptly Recording Your Vote.
ii

TRANSPARENT VALUE LARGE-CAP AGGRESSIVE FUND
TRANSPARENT VALUE LARGE-CAP CORE FUND
TRANSPARENT VALUE LARGE-CAP DEFENSIVE FUND
TRANSPARENT VALUE DIVIDEND FUND
TRANSPARENT VALUE LARGE-CAP GROWTH FUND
TRANSPARENT VALUE LARGE-CAP MARKET FUND
TRANSPARENT VALUE LARGE-CAP VALUE FUND
TRANSPARENT VALUE DIRECTIONAL ALLOCATION FUND
TRANSPARENT VALUE SMALL-CAP FUND
TRANSPARENT VALUE DIRECTIONAL ALLOCATION VI PORTFOLIO

each, a series of

TRANSPARENT VALUE TRUST
330 Madison Avenue, 10th Floor
New York, NY  10017

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2015

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Transparent Value Trust (the “Trust”), on behalf of Transparent Value Large-Cap Aggressive Fund, Transparent Value Large-Cap Core Fund, Transparent Value Large-Cap Defensive Fund, Transparent Value Dividend Fund, Transparent Value Large-Cap Growth Fund, Transparent Value Large-Cap Market Fund, Transparent Value Large-Cap Value Fund, Transparent Value Directional Allocation Fund, Transparent Value Small-Cap Fund, and Transparent Value Directional Allocation VI Portfolio (each, a “Fund” and together, the “Funds”), in connection with a special meeting of shareholders of the Funds to be held at the offices of Guggenheim Partners Investment Management, LLC,  227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on October 30, 2015, at 10:00 a.m. Central Time, and at any and all adjournments thereof (the “Meeting”).  Shareholders of record of the Funds at the close of business on September 16, 2015 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting.

This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about October 6, 2015.  For a free copy of the Funds’ most recent annual report and most recent semi-annual report succeeding the annual report, shareholders of the Funds may call 1-888-727-6885 or write to the Funds at P.O. Box 46103, Denver, CO 80201.

Each of the Funds, except for Transparent Value Directional Allocation VI Portfolio, currently offers Class A Shares, Class C Shares, Class I Shares and Class F-1 Shares.  Transparent Value Directional Allocation VI Portfolio currently offers Class I Shares, Class II Shares and Class III Shares. Each full Share of each Fund will be entitled to one vote at the Meeting and each fraction of a Share will be entitled to the fraction of a vote equal to the proportion of a full Share represented by the fractional Share.  Shareholders of all Funds and share classes will vote together on the proposal to be acted on at the Meeting.  As of the Record Date, the Funds had the following Shares issued and outstanding, respectively:

Funds	Shares Issued and Outstanding
Transparent Value Large-Cap Aggressive Fund	2,724,237.694
Transparent Value Large-Cap Core Fund	924,658.717
Transparent Value Large-Cap Defensive Fund	4,606,394.346
Transparent Value Dividend Fund	2,756,083.487
Transparent Value Large-Cap Growth Fund	433,605.161
Transparent Value Large-Cap Market Fund	5,300,480.905
Transparent Value Large-Cap Value Fund	414,374.901
Transparent Value Directional Allocation Fund	105,279,410.053
Transparent Value Small-Cap Fund	249,032.958
Transparent Value Directional Allocation VI Portfolio	748,482.016

Shares of Transparent Value Directional Allocation VI Portfolio are currently sold only to life insurance companies.  Each company holds its Transparent Value Directional Allocation VI Portfolio shares in a separate account (the “Variable Account”), which serves as the funding vehicle for the insurance company’s variable insurance products.  In accordance with its view of present applicable law, each insurance company will vote its Transparent Value Directional Allocation VI Portfolio shares held in its respective Variable Account at the Meeting in accordance with instructions received from variable product owners who have allocated values under their variable insurance product(s) to Transparent Value Directional Allocation VI Portfolio as of the close of business on the Record Date.  Transparent Value Directional Allocation VI Portfolio shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received from eligible variable product owners participating in the Variable Account.  Accordingly, you should complete the enclosed proxy card as a participant in the Variable Account.  For ease of reference, variable product owners are generally referred to as “shareholders” in the Proxy Statement, unless indicated otherwise.

As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust.

DISCUSSION OF PROPOSAL

INTRODUCTION

At the Meeting, shareholders will vote on a proposal to elect nine new Trustees to hold office until their successors are duly elected and qualified (the “Proposal”).  The persons named as proxies in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies on behalf of shareholders for the election of Randall C. Barnes, Donald A. Chubb Jr., Jerry B. Farley, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg, Maynard F. Oliverius, Ronald E. Toupin, Jr., and Donald C. Cacciapaglia (each, a “Nominee” and collectively, the “Nominees”).  Messrs. Barnes, Chubb, Farley, Friedrich, Karn, Nyberg, Oliverius and Toupin would serve as independent Trustees of the Trust, which means that each is not an “interested person” of the Trust, as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (an “Independent Trustee”). Mr. Cacciapaglia would serve as an interested Trustee of the Trust, which means that he is an “interested person” of the Trust, as such term is defined under the 1940 Act (an “Interested Trustee”).  If shareholders elect the Nominees, the four persons now serving as Trustees, Robert Casale, Dennis Cullen, John Masterson and Farhan Sharaff, intend to resign their positions on or about November 9, 2015, the date of the next scheduled regular meeting of the Board following the Meeting.  FOR THE REASONS DISCUSSED BELOW, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

BACKGROUND AND BOARD CONSIDERATIONS

At meetings held on September 9, 2015, the Board and the Nominating Committee of the Board (the “Nominating Committee”) considered a proposal of Guggenheim Partners Investment Management, LLC, the investment adviser of the Funds (“GPIM”), to elect the Nominees in order to restructure the governance of the Funds by consolidating the Board with the board of trustees (the “Guggenheim Board”) that currently oversees a separate fund complex consisting of eleven other registered investment companies sponsored by GPIM, and its affiliates (the “Guggenheim Funds”).  At the meeting of the Nominating Committee, representatives of GPIM discussed the Board consolidation proposal and expressed their belief that the proposal and the election of the Nominees to the Board is in the best interests of the Trust, each of the Funds and their shareholders.  GPIM has agreed to bear all costs associated with implementing the Board consolidation.

In considering the Board consolidation proposal, the Nominating Committee and the Board appreciated the fact that the proposal is part of a broader effort by GPIM to coordinate and enhance the efficiency of the governance of the Funds and the Guggenheim Funds, including the various current and future initiatives to integrate the Funds into the Guggenheim Fund complex to create a single fund family with greater uniformity on a single platform and to leverage GPIM’s and its affiliates’ ability to provide shared services to the Guggenheim Fund complex funds (including the Funds).  As part of its evaluation of the Board consolidation proposal, the Nominating Committee and the Board considered a number of factors, including GPIM’s belief that:

(1) The increased size, diversity, skill sets and depth of experience of the consolidated Board should allow the Board to better respond to the increasing complexities of the mutual fund business;

(2) A larger number of Independent Trustees should give additional resources to the Board for compliance, regulatory and risk management oversight;

(3) Oversight of the Trust by the same Board overseeing the Guggenheim Funds could result, over time, in greater uniformity of shareholder experience throughout the funds managed by GPIM and its affiliates, which has the potential to increase overall investor satisfaction;

(4) The election of new Board members will address succession issues associated with retirements, both in the near-term and thereafter; and

(5) Operational efficiencies will arise related to preparation of Board materials and Board reporting processes.

In addition to discussing the Board consolidation proposal with representatives of GPIM at the September 9, 2015 meetings, members of the Nominating Committee met previously with each of the Nominees and discussed the proposed Board consolidation with them.  At such meeting, these members of the Nominating Committee had the opportunity to discuss with the Nominees their respective backgrounds, experience and governance philosophies with respect to the Guggenheim Funds in order to evaluate their skills, attributes and qualifications to serve as members of the Board.  In this regard, it was noted that each Nominee has considerable familiarity with GPIM and its operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his prior service as a trustee of the Guggenheim Funds and, with respect to Mr. Cacciapaglia, his extensive experience in the financial industry, including his experience with the parent of GPIM.

Based on the foregoing deliberations regarding the Board consolidation proposal and consideration of the qualifications of the Nominees, the Nominating Committee unanimously recommended and the Board unanimously approved the nomination of each of the Nominees at their meetings on September 9, 2015.  The Nominating Committee and the Board in taking these actions determined that the Board consolidation proposal would be beneficial to the Funds and their shareholders.  The Board also unanimously determined at its meeting: (a) to increase the size of the Board to nine, effective as of the Meeting, in order to accommodate the election of the Nominees; and (b) to recommend that shareholders of the Trust vote “For” the election of each Nominee at the Meeting to hold office in accordance with the Trust’s governing documents. In considering these various matters, the Nominating Committee also met privately, with only its independent legal counsel present, to discuss the information provided to it regarding the Board consolidation proposal and to discuss the committee members’ collective impressions of the Nominees and their qualifications.

If shareholders elect the Nominees: (1) the terms of the Nominees would begin on or about November 9, 2015 (the “Effective Date”); and (2) the current four members of the Board would resign their positions upon the Effective Date.  Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Trustee if elected.  The Trust knows of no reason why any Nominee would be unable or unwilling to serve if elected.

INFORMATION REGARDING THE NOMINEES

Certain information regarding each of the Nominees is set forth below.  The person listed under “Nominee for Interested Trustee” below is an “interested person” of the Trust because he is an executive officer of GPIM, the investment adviser of the Funds.  The business address of each Nominee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Guggenheim Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director[3]
Nominee for Interested Trustee
Donald C. Cacciapaglia (1951)	None	N/A	President and CEO, certain other funds in the Guggenheim Fund Complex (2012-present); Vice Chairman of Guggenheim Investments (2012-present). Formerly, Chairman and Chief Executive Officer of Channel Capital Group, Inc. (2002-2010).	231
Current:  Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Fund and Rydex Variable Trust (2012-present); Guggenheim Partners Japan, Ltd. (2014-present), Delaware Life (2013-present), Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present); Director, Clear Spring Life Insurance Company (2015- present).

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Guggenheim Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director[3]
Nominees for Independent Trustees
Roman Friedrich III (1946)	None	N/A	Founder and Managing Partner of Roman Friedrich & Company, a U.S. and Canadian-based investment banking business (1998-present). Formerly, Senior Managing Director of MLV & Co, LLC, an investment bank and institutional broker-dealer (2010-2011).	97	Current: Zincore Metals, Inc. (2009–present). Former: Axiom Gold and Silver Corp. (2011-2012)
Robert B. Karn III (1942)	None	N/A	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	97	Current: Peabody Energy Company (2003 - present) and GP Natural Resource Partners LLC (2002 - present).
Ronald A. Nyberg (1953)	None	N/A	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel, and Corporate Secretary of Van Kampen Investments (1982-1999).	103	Current: Edward-Elmhurst Healthcare System (2012-present).

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Guggenheim Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director[3]
Ronald E. Toupin, Jr. (1958)	None	N/A	Portfolio Consultant (2010-present). Formely, Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	100	Former: Bennett Group of Funds (2011-2013)
Randall C. Barnes (1951)	None	N/A	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	101	Current: Trustee, Purpose Investment Funds (2014-present).

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Guggenheim Fund Complex to be Overseen by Nominee[2]	Other Directorships Held by Director or Nominee for Director[3]
Maynard F. Oliverius (1943)	None	N/A	Retired. Formerly, President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	97	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Donald A. Chubb, Jr. (1946)	None	N/A	Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present)	97	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	None	N/A	President, Washburn University (1999-present).	97	Current: Westar Energy, Inc. (2004-present) and CoreFirst Bank & Trust (2000-present).

1	Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.
2.	The “Guggenheim Fund Complex” consists of U.S. registered investment companies advised or serviced by Guggenheim Investments or its affiliates. The Guggenheim Fund Complex is composed of 14 closed-end funds, 149 open-end funds and 64 exchange-traded funds.
3.	As stated herein, each of the Nominees also serves on the boards of trustees of the Guggenheim Funds, which include: Claymore Exchange Traded Fund Trust, Claymore Exchange Traded Fund Trust 2, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore MLP Opportunity Fund, Guggenheim Build America Bonds Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Equal Weight Enhanced Equity Income Fund, Guggenheim Enhanced Equity Strategy Fund and Guggenheim Credit Allocation Fund.

BOARD LEADERSHIP STRUCTURE AND OVERSIGHT FUNCTION

The following includes detailed information about the current structure of the Board, its leadership, its functioning and composition.  The boards of trustees of the Guggenheim Funds do not have identical practices.  Accordingly, if the Board consolidation is implemented, the Board will consider during an upcoming meeting whether any changes to current practices would be appropriate to integrate the Board’s practices with the practices of the boards of trustees of the Guggenheim Funds.

Board Leadership. The Board has overall responsibility for the oversight of the Trust.  The Chairman of the Board is currently an Independent Trustee.  If the Board consolidation is implemented, it is anticipated that the Chairman of the Board will continue to be an Independent Trustee.  The Chairman of the Board’s role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board does not currently have a lead Independent Trustee because the Chairman of the Board is an Independent Trustee.  The Independent Trustees meet regularly outside the presence of the investment adviser and management, in executive session or with other service providers to the Trust. The Board has regular meetings four times a year and holds special meetings as required or appropriate. The Board has established two standing committees in connection with its governance of the Funds: the Audit Committee and the Nominating Committee. Each committee meets regularly to perform the functions delegated to that committee by the Board and reports its findings and makes recommendations to the Board. The Board conducts annual assessments of its effectiveness and the effectiveness of its committees. The Board has determined through its self-assessment process that the Trust’s leadership structure is appropriate because the structure permits the Board to exercise independent judgment over management and to allocate areas of responsibility among committees and the full Board to effectively oversee the operations of the Trust and each of the Funds. The Board made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

Risk Oversight. Day-to-day management of the Funds, including the monitoring of various risks to which the Funds are subject, is the responsibility of the Funds’ investment adviser, the Funds’ investment sub-adviser or other service providers (depending on the nature of the risk), subject to the supervision of GPIM. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. While the Funds’ investment adviser, the Funds’ investment sub-adviser or other service providers perform a number of risk management functions, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. The Board, directly or through the Audit Committee, also reviews reports from, among others, management, the independent registered accounting firm for the Funds, the Funds’ investment sub-adviser, and internal auditors for GPIM or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or each service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements of the Funds’ activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program, assists the Board in monitoring compliance risks, and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Board Committees. The Board has established the following standing committees:

●	Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: selecting, retaining and recommending to the Board the approval of the firm to be engaged as each Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing and approving the fees charged to the Trust by the independent registered public accounting firm for audit-related and non-audit services; evaluating the independence of the independent registered public accounting firm and obtaining from the independent registered public accounting firm and reviewing a formal written statement addressing all relationships that might have bearing on the independence of the independent registered public accounting firm; pre-approving audit-related and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and to certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the full Board; reviewing and discussing annually with the independent registered public accounting firm the scope of the Trust’s financial statements and the results of such audits, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm and any reports or communications submitted to the Audit Committee in connection with the audit, reports submitted to the Audit Committee by management or those organizations retained by the Trust to provide administration, fund accounting and transfer agency services to the Trust (“Service Organizations”) that are material to the Trust as a whole, if any, and the Trust’s officers’ responses to any such reports; reviewing each Fund’s audited financial statements and considering any significant disputes between any series of the Trust or its Service Organizations and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and other audit related matters. Messrs. Casale, Cullen and Masterson currently serve as members of the Audit Committee. The Audit Committee met three times during the fiscal year ended September 30, 2014.

●	Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. Messrs. Casale, Cullen and Masterson currently serve as members of the Nominating Committee. The Nominating Committee met once during the fiscal year ended September 30, 2014. Additional information regarding the Nominating Committee, including the Committee’s procedures for considering Trustee candidates submitted by shareholders, may be found in the charter of the Nominating Committee, which may be found in Exhibit B. The charter sets forth the criteria that the Nominating Committee may take into account when identifying and evaluating Trustee candidates.

The boards of trustees of the Guggenheim Funds do not have identical board committees.  Accordingly, if the Board consolidation is implemented, it is expected that the Board will consider during an upcoming meeting whether any changes to the Board’s current committee structure would be appropriate to integrate the Board’s committee structure with the committee structure of the boards of trustees of the Guggenheim Funds.  Currently, the boards of trustees of the Guggenheim Funds have the following Board committees:

●	Audit Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each a Nominee for Independent Trustee, serve on the Guggenheim Funds’ Audit Committee.

●	Contracts Review Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each a Nominee for Independent Trustee, serve on the Guggenheim Funds’ Contracts Review Committee.

●	Executive Committee—Messrs. Toupin and Chubb, each a Nominee for Independent Trustee, serve on the Guggenheim Funds’ Executive Committee.

●	Nominating and Governance Committee—Messrs. Barnes, Chubb, Friedrich, Karn, Nyberg, Oliverius and Toupin and Dr. Farley, each a Nominee for Independent Trustee, serve on the Guggenheim Funds’ Nominating and Governance Committee.

OTHER BOARD INFORMATION

The Board currently meets at least quarterly at regularly scheduled meetings. During the Trust’s last fiscal year, each Trustee then in office, with the exception of Farhan Sharaff, attended at least 75% of the aggregate of the total number of meetings (including in-person and telephonic meetings) of the Board and the total number of meetings (including in-person and telephonic meetings) held by all committees of the Board on which the Trustee served. Since the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

INDIVIDUAL NOMINEE QUALIFICATIONS

The Board has concluded that each of the Nominees should serve on the Board because of his ability to review and understand information about the Funds provided to him by management, to identify and request other information relevant to the performance of his duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his business judgment in a manner that serves the best interests of the Funds’ shareholders.  The Board and, separately, the Nominating Committee, has concluded that each of the Nominees should serve as a Trustee based on his own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Barnes should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2004, his prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his experience in and knowledge of financial, accounting, regulatory and investment matters.

The Board has concluded that Mr. Cacciapaglia should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2012, his over 25 years of experience in the financial industry, and his experience in and knowledge of financial, regulatory, distribution and investment matters.

The Board has concluded that Mr. Chubb should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 1994, his experience in the commercial brokerage and commercial real estate market, his prior experience as a director of Fidelity State Bank and Trust Company (Topeka, KS), and his experience in and knowledge of financial, regulatory and investment matters.

The Board has concluded that Dr. Farley should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2005, his experience in the administration of the academic, business and fiscal operations of educational institutions, including currently serving as President of Washburn University, and his experience in and knowledge of accounting, financial, regulatory and investment matters.

The Board has concluded that Mr. Friedrich should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his service on other public company boards, his experience as Founder and Managing Partner of Roman Friedrich & Company, a financial advisory firm, his prior experience as a senior executive of various financial securities firms, and his experience in and knowledge of financial, investment and regulatory matters.

The Board has concluded that Mr. Karn should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2004, his service on other public and private company boards, his experience as an accountant and consultant, his prior experience as Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office of Arthur Andersen, LLP, and his experience in and knowledge of accounting, financial, investment and regulatory matters.

The Board has concluded that Mr. Nyberg should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi, LLC, his prior employment experience as Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, and his experience in and knowledge of financial, regulatory and governance matters.

The Board has concluded that Mr. Oliverius should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 1998, his prior experience as President and Chief Executive Officer of Stormont-Vail HealthCare and service on the Board of Trustees of the American Hospital Association, and his experience in and knowledge of financial and regulatory matters.

The Board has concluded that Mr. Toupin, Jr. should serve as Trustee because of the experience he has gained serving as a trustee of the Guggenheim Funds since 2003, his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, and his experience in and knowledge of financial, regulatory and investment matters.

References to the qualifications, attributes and skills of the Nominees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Nominee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OWNERSHIP OF SECURITIES

The tables below show the number of shares of each Fund beneficially owned by each Nominee as of August 31, 2015.  As of August 31, 2015, the Nominees and the current Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

 Interested Trustee
Name of Nominee	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in the Guggenheim Fund Complex
Donald C. Cacciapaglia	$0	Over $100,000

 Independent Trustees
Name of Nominee	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee in the Guggenheim Fund Complex
Roman Friedrich III	$0	$50,001-$100,000
Robert B. Karn III	$0	Over $100,000
Ronald A. Nyberg	$0	Over $100,000
Ronald E. Toupin, Jr.	$0	Over $100,000
Randall C. Barnes	$0	Over $100,000
Maynard F. Oliverius	$0	Over $100,000
Donald A. Chubb, Jr.	$0	Over $100,000
Jerry B. Farley	$0	Over $100,000

COMPENSATION OF TRUSTEES

The following includes information about the current compensation structure of the Trustees.  Each Independent Trustee is paid $50,000 per annum for attendance at regularly scheduled quarterly meetings of the Board (including any scheduled meetings of the Trust’s audit committee or nominating committee), plus an additional $1,000 and $2,500 per special meeting attended telephonically and in-person, respectively.  Each Independent Trustee is also reimbursed for any out-of-pocket and travel expenses incurred in connection with attendance at meetings of the Board.  Interested Trustees do not receive compensation from the Trust.

The chart below provides information about the total compensation paid to the current Trustees of the Trust for the fiscal year ended September 30, 2014.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex*
Interested Trustees
Farhan Sharaff	N/A	N/A	N/A	N/A
Independent Trustees
John Masterson	$47,250	N/A	N/A	$47,250
Robert J. Casale	$47,250	N/A	N/A	$47,250
Dennis A. Cullen	$47,250	N/A	N/A	$47,250

*	As of September 30, 2014, the Trust is the only investment company in the “Fund Complex.”

If all of the Nominees are elected, the Board may consider a new compensation structure for the Independent Trustees that is consistent with the current compensation structure for the boards of trustees of the Guggenheim Funds.  Under this structure, a portion of the aggregate fees payable to each Independent Trustee by the Guggenheim Funds and each of the Funds, as determined by the Board, would be allocated to the Funds.  Except for Transparent Value Directional Allocation Fund, any proposed new compensation structure is not expected to result in any increase in Board compensation expenses paid by any of the Funds.  With respect to Transparent Value Directional Allocation Fund, it is expected that any proposed new compensation structure would result in a small increase in Board compensation expenses paid by that Fund in an amount that is not expected annually to exceed 0.01 of 1% of the Fund’s current average net assets.

The current Board compensation for the Guggenheim Fund complex funds is as follows:

A general retainer fee of $232,000 per year is paid to each Independent board member.  Additional annual retainer fees are paid as follows: $40,000 to the Independent Chairperson of the Board; $6,000 to the Audit Committee Chairperson; $6,000 to the Contracts Review Committee Chairperson; and $6,000 to the Nominating Committee Chairperson.  In addition, fees are paid for special Board or Committee meetings, with $5,000 paid for a special in-person Board meeting; $5,000 paid for a special in-person Committee meeting; and $1,000 for a special telephone Board or Committee meeting.

ADDITIONAL INFORMATION

INFORMATION ABOUT OFFICERS OF THE TRUST

Set forth below are the names, ages, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. The business address of Messrs. Uhl and Greenly and Ms. Koehler is 1290 Broadway, Suite 1100, Denver, CO 80203. The business address of Messrs. Arus, Kemp and Khayutin is 330 Madison Avenue, 10th Floor, New York, NY 10017. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Armen Arus 42	President	Since February 2010
Co-Chief Executive Officer and Chief Operating Officer of Transparent Value, LLC since 2003. Managing Director of Guggenheim Partners Investment Management, LLC since 2009. Co-CEO, Guggenheim Transparent Value, LLC since 2009.

Ted Uhl 40	Chief Compliance Officer	Since October 2010
Deputy Compliance Officer of ALPS Fund Services, Inc. (“ALPS”) since June 2010. Senior Risk Manager of ALPS from 2006 until June 2010. Prior to ALPS, Sr. Analyst with Enenbach and Associates (RIA), and Sr. Financial Analyst at Sprint.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Keith D. Kemp 54	Treasurer	Since February 2010
Managing Director of Transparent Value, LLC since April 2015; Managing Director of Guggenheim Partners Investment Management LLC since April 2015; Director of Transparent Value, LLC since 2010; Director of Guggenheim Partners Investment Management LLC since 2010; Chief Operating Officer of Macquarie Capital Investment Management from 2007 to 2009.

Pete Greenly 46	Assistant Treasurer	Since September 2012
Fund Controller, ALPS Fund, Services, Inc. since June 2011; Manager of Valuations with Great West Life and Annuity from 2011 to 2012, Supervisor of Fund Accounting at Janus Capital from February 2011 to November 2011, Project Manager at Old Mutual Capital from 2007 – 2010.

Megan Hadley Koehler 36	Secretary	Since September 2014	Senior Counsel and Vice President, ALPS Fund Services, Inc. since August 2014; Associate Counsel, Atlantic Fund Services, from 2008 to 2014.
Gennadiy Khayutin 39	Assistant Secretary	Since May 2014	Managing Director of Transparent Value LLC and Managing Director of Guggenheim Partners Investment Management, LLC since 2009.

If all of the Nominees are elected and the Board consolidation is implemented, it is expected that the Board will implement one or more changes to the officers of the Trust to align the Trust’s officers with the officers of the Guggenheim Funds.

INVESTMENT ADVISER

Guggenheim Partners Investment Management, LLC, a Delaware corporation, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, CA 90401. The Adviser, which was formed in 2001, is a diversified financial services firm that provides an array of wealth and investment management services. The Adviser is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm that is an indirect subsidiary of Guggenheim Capital, LLC. As of August 31, 2015, the Adviser had approximately $150 billion in assets under management.

PRINCIPAL UNDERWRITER

ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for the Trust’s shares. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, CO 80203.

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc. serves as the Trust’s administrator and is located at 1290 Broadway, Suite 1100, Denver, CO 80203. In addition, ALPS Fund Services, Inc. serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency and service agreement with the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) serves as the independent registered public accounting firm for the Trust. Representatives of KPMG are not expected to be present at the Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees.  For the Trust’s last two fiscal years ended September 30, 2014 and September 30, 2013, the aggregate fees billed for professional services rendered by KPMG for the audit of the Trust’s annual financial statements were $176,600 and $160,000, respectively.

Transparent Value Directional Allocation VI Portfolio commenced operations on May 6, 2014.  For the fiscal period from May 6, 2014 to December 31, 2014, the aggregate fees billed for professional services rendered by KPMG for the audit of the annual financial statements of Transparent Value Directional Allocation VI Portfolio was $20,000.

Audit-Related Fees.  For the Trust’s last two fiscal years ended September 30, 2014 and September 30, 2013, no fees were billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported under “Audit Fees” above.

Transparent Value Directional Allocation VI Portfolio commenced operations on May 6, 2014.  For the fiscal period from May 6, 2014 to December 31, 2014, no fees were billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the financial statements of Transparent Value Directional Allocation VI Portfolio and are not reported under “Audit Fees” above.

Tax Fees.  For the Trust’s last two fiscal years ended September 30, 2014 and September 30, 2013, the aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice and tax planning were $42,750 and $36,000, respectively. These fees were for services for dividend calculation, excise tax preparation and tax return preparation.

Transparent Value Directional Allocation VI Portfolio commenced operations on May 6, 2014.  For the fiscal period from May 6, 2014 to December 31, 2014, the aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice and tax planning with respect to Transparent Value Directional Allocation VI Portfolio was $5,250. These fees were for services for dividend calculation, excise tax preparation and tax return preparation.

All Other Fees.  For the Trust’s fiscal years ended September 30, 2014 and September 30, 2013, there were no other fees billed to the Trust by KPMG.

Transparent Value Directional Allocation VI Portfolio commenced operations on May 6, 2014.  For the fiscal period from May 6, 2014 to December 31, 2014, there were no other fees billed by KPMG with respect to Transparent Value Directional Allocation VI Portfolio.

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures.  All requests or applications for services to be provided by KPMG shall be submitted to the Chief Financial Officer (the “CFO”) of the Trust and must include a detailed description of the services proposed to be rendered. The Trust’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general preapproval of the Audit Committee or (3) have been previously pre-approved in connection with KPMG’s annual engagement letter for the applicable year or otherwise. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by KPMG.

Board Consideration of Non-Audit Services.  The Audit Committee has considered whether KPMG’s provision of non-audit services that were rendered to GPIM and the Trust’s affiliated service providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein.  Should any other matters requiring a vote of shareholders arise, the persons named as proxies in the accompanying proxy card will vote all shares they are entitled to vote in their discretion as to such matters in accordance with their best judgment in the interest of each Fund, as applicable.

VOTING INFORMATION

Quorum

The presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than twenty-five percent (25%) of the total combined net asset value of all shares issued and outstanding and entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the Meeting.

Required Vote

If a quorum is present, a plurality of all shares voted at the Meeting is sufficient for the election of Trustees. Abstentions and broker non-votes will not be counted as votes cast, but will be counted for purposes of determining whether a quorum is present.  Shareholders of all Funds and share classes within the Trust will vote together as a single class for the election of the Trustees.

Adjournment

If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies.  The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against the Proposal.  GPIM will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal, shares will be voted FOR each of the Nominees and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting.  To vote at the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own.  You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, please call 1-877-283-0325.

Revocation

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

OTHER INFORMATION

Solicitation of Proxies, Payment of Expenses

GPIM will pay all expenses related to conducting this proxy, including, but not limited to, those related to the preparation, printing and mailing of this Proxy Statement and its enclosures, tabulation costs, and legal fees.  GPIM estimates these costs to be approximately $114,000.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address.  Upon written or oral request, the Trust will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address.  Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address.  Please call 1-888-727-6885 or forward a written request to the Trust at P.O. Box 46103, Denver, CO 80201 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

The Trust is organized as a statutory trust under the laws of the State of Delaware. As such, the Trust is not required to, and does not, hold annual meetings.  Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust.  Shareholders of the Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement, if any. Submission of a proposal does not necessarily mean that such proposal will be included in the Funds’ proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations and the Trust’s procedures.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at 330 Madison Avenue, 10th Floor, New York, NY 10017. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Beneficial Ownership of Shares

Exhibit A to this Proxy Statement contains information about shareholders owning of record or, to the knowledge of the Trust, owning beneficially five percent (5%) or more of any Fund’s outstanding shares as of the Record Date.

Annual Report to Shareholders

For a free copy of the Funds’ most recent annual report and most recent semi-annual report succeeding the annual report, shareholders of the Funds may call 1-888-727-6885 or write to the Funds at P.O. Box 46103, Denver, CO 80201.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET.  ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

EXHIBIT A

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

5% Shareholders.  As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of any of the Fund’s outstanding shares.  The Funds believe that most of the shares referred to in the table below as being held by record owners were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address of Shareholder	Fund(s)	Amount of Shares	Percent of Fund	Nature of Ownership
AMERIPRISE FINANCIAL SERVICES, INC. 50081 AMERIPRISE FINANCIAL CTR MINNEAPOLIS, MN 55474	Transparent Value Directional Allocation Fund	9,168,730.580	8.71%	Record
	Transparent Value Dividend Fund	156,259.297	5.67%	Record
CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105	Transparent Value Large-Cap Market Fund	360,544.283	6.80%	Record
GPIM HOLDINGS LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	Transparent Value Small-Cap Fund	200,000.000	80.31%	Beneficial
JASPER PARK FUNDING LLC 227 W MONROE ST STE 4900 CHICAGO IL 60606-4900	Transparent Value Large-Cap Value Fund	250,000.000	60.33%	Beneficial
	Transparent Value Large-Cap Growth Fund	250,000.000	57.66%	Beneficial
	Transparent Value Large-Cap Core Fund	250,000.000	27.04%	Beneficial
	Transparent Value Large-Cap Aggressive Fund	223,591.549	8.21%	Beneficial
	Transparent Value Dividend Fund	200,000.000	7.26%	Beneficial
LINCOLN NATIONAL LIFE INSURANCE 1300 S CLINTON ST FORT WAYNE, IN 46802	Transparent Value Directional Allocation VI Portfolio	653,629.962	87.33%	Record

A-1

Name and Address of Shareholder	Fund(s)	Amount of Shares	Percent of Fund	Nature of Ownership
MERRILL LYNCH, PIERCE, FENNER & SMITH 4800 DEER LAKE DR E FL 1 JACKSONVILLE, FL 32246	Transparent Value Directional Allocation Fund	17,142,781.756	16.28%	Record
	Transparent Value Large-Cap Market Fund	454,404.635	8.57%	Record
	Transparent Value Large-Cap Defensive Fund	391,435.701	8.50%	Record
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004	Transparent Value Directional Allocation Fund	37,368,631.917	35.49%	Record
	Transparent Value Large-Cap Defensive Fund	1,602,600.113	34.79%	Record
	Transparent Value Large-Cap Market Fund	1,291,427.993	24.36%	Record
	Transparent Value Large-Cap Aggressive Fund	348,068.280	12.78%	Record
	Transparent Value Dividend Fund	336,163.272	12.20%	Record
NATIONAL FINANCIAL SERVICES, LLC 82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	Transparent Value Small-Cap Fund	28,683.954	11.52%	Record
	Transparent Value Dividend Fund	267,735.703	9.71%	Record
RAYMOND JAMES & ASSOCIATES, INC 880 CARILLON PKWY ST PETERSBURG, FL 33716	Transparent Value Dividend Fund	171,509.866	6.22%	Record
SECURITY BENEFIT LIFE INSURANCE CO 1 SW SECURITY BENEFIT PL TOPEKA, KS 66636	Transparent Value Directional Allocation VI Portfolio	44,681.955	5.97%	Record
SG AMERICAS SECURITIES LLC 480 WASHINGTON BLVD JERSEY CITY, NJ 07310	Transparent Value Large-Cap Aggressive Fund	1,735,313.343	63.70%	Record
	Transparent Value Large-Cap Defensive Fund	1,580,754.024	34.32%	Record
	Transparent Value Large-Cap Market Fund	1,534,580.041	28.95%	Record
UBS FINANCIAL SERVICES, INC. 1000 HARBOR BLVD FL 8 WEEHAWKEN, NJ 07086	Transparent Value Large-Cap Core Fund	508,829.134	55.03%	Record
	Transparent Value Dividend Fund	1,249,954.195	45.35%	Record
	Transparent Value Large-Cap Growth Fund	127,959.197	29.51%	Record
	Transparent Value Large-Cap Value Fund	121,512.729	29.32%	Record
	Transparent Value Large-Cap Market Fund	1,051,987.635	19.85%	Record
	Transparent Value Directional Allocation Fund	19,644,697.004	18.66%	Record
	Transparent Value Large-Cap Defensive Fund	268,407.033	5.83%	Record

A-2

EXHIBIT B

TRANSPARENT VALUE TRUST

Nominating Committee Charter

THE COMMITTEE

The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Trustees (the “Board”) of Transparent Value Trust (the “Trust”).  The Committee consists of such members as elected by the Board from time to time.  The Committee shall be comprised entirely of “Independent Trustees.” Each member of the Committee shall serve until his or her successor has been duly elected and qualified.  For purposes of this Charter, Independent Trustees shall mean members of the Board who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

BOARD NOMINATIONS AND FUNCTIONS.

1.	The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers (including sub-advisers) and other principal service providers for the Trust. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2.	The Committee also shall evaluate the qualifications of and make recommendations for “interested” Trustee candidates to the Board.

3.	The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.	The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

5.	The Committee is responsible for the adoption and administration of any policy for retirement from Board membership.

COMMITTEE NOMINATIONS AND FUNCTIONS.

1.	The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

OTHER POWERS AND RESPONSIBILITIES.

1.	The Committee shall meet as appropriate in open or executive sessions. The Committee may invite the Trust’s officers, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the forementioned parties and others, as and when it deems appropriate. Minutes of meetings of the Committee shall be maintained.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust or the applicable series of the Trust (a “Fund”).

3.	The Committee shall report its activities to the Board and make such recommendations to the Board as the Committee may deem necessary or appropriate.

4.	A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in-person or by telephone, and the Committee may act by written consent, to the extent the Board would be authorized to do so by law and by the Trust’s declaration of trust or by-laws. In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

5.	The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

6.	The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

Adopted:	December 21, 2009
Revised:	November 10, 2011
Revised:	May 17, 2012
Revised:	September 9, 2015

TRANSPARENT VALUE TRUST

Procedures for Nominating Committee’s Consideration of Trustee Candidates

The Nominating Committee (“Committee”) of the Board of Trustees (“Board”) of Transparent Value Trust (the “Trust”) has established the following criteria for evaluating trustee (“Trustee”) nominees for the Board, identifying Trustee nominees and considering Trustee nominees provided by shareholders.

I.	Criteria for Trustee Nominees

The Committee may take into account a wide variety of criteria in considering Trustee candidates, including (but not limited to):

(i)	the candidate’s knowledge in matters relating to the investment company industry;

(ii)	any experience possessed by the candidate as a director or senior officer of other public companies;

(iii)	the candidate’s educational background;

(iv)	the candidate’s reputation for high ethical standards and personal and professional integrity;

(v)	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)	the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds;[1]

(vii)	the candidate’s status as an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”));

(viii)	the candidate’s ability to carry out his or her duties in an independent capacity under legal and best practices criteria;

(ix)	the potential impact of the candidate on the Board as a whole, giving consideration to the diversity of the candidate’s background and experiences and the candidate’s individual qualities and attributes in comparison to those of other members of the Board; and

(x)	such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

[1]	“Funds” refers to each series of the Trust.

II.	Identification of Nominees

Consistent with the overriding principle that the selection of independent trustees is committed to the discretion of the independent trustees, in identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Funds’ current Trustees, (ii) the Funds’ officers, (iii) the Funds’ investment adviser(s), (iv) the Funds’ shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Funds’ expense to identify potential candidates.

III.	Consideration of Candidates Recommended by Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix A of these Procedures, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

Appendix A

Procedures for the Nominating Committee’s Consideration of
Candidates Submitted by Shareholders

A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.	Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year. An eligible shareholder or shareholder group (referred to in either case as a “Nominating Shareholder”) is a shareholder that, individually or as a group, has beneficially owned at least 5% of a Fund’s shares for at least two years prior to the date that the Nominating Shareholder submits a candidate for nomination as a Trustee.

2.	The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Funds, to the attention of the Secretary, at the address of the principal executive offices of the Funds.

3.	The Shareholder Recommendation must include a statement in writing setting forth the following:

(A)	the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”);

(B)	any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder;*

(C)	the class or series and number of all shares of the Fund(s) owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate;

(D)	any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Schedule 14A to the Securities Exchange Act of 1934 and Section 20 of the 1940 Act and the rules and regulations thereunder;

(E)	whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and any other information that may be relevant with respect to the candidate’s independence; if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Funds to make such determination; and

*	“Associated Person of the Nominating Shareholder” means any person controlling, controlled by or under common control with, directly or indirectly, the Nominating Shareholder.

(F)	information as to (i) the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire; (iv) the Nominating Shareholder’s consent to be named as such by the Funds; (v) the class or series and number of all shares of the Funds owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds’ record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder.

The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will not be considered by the Committee.

4.	The Committee will consider all submissions that meet the applicable requirements set forth above if they are received at least 120 days before a shareholder meeting.

transparent value
A GUGGENHEIM PARTNERS COMPANY

VOTING INFORMATION FORM

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

INSURANCE COMPANY SHAREHOLDER REGISTRATION FIELD

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you call (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (877) 283-0325 toll-free Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

Transparent Value Trust

TRANSPARENT VALUE DIRECTIONAL ALLOCATION VI PORTFOLIO

The undersigned hereby instructs the above-mentioned Insurance Company to vote shares held in a separate account (the "Separate Account") and attributable to the variable annuity or variable life insurance policy ("Policy") for which the undersigned is entitled to give voting instructions at the Special Meeting of Shareholders of Transparent Value Directional Allocation VI Portfolio (the "Fund"), a series of the Transparent Value Trust, to be held at the offices of Guggenheim Partners Investment Management, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on Friday, October 30, 2015, at 10:00 a.m. Central Time, and any adjournment or postponements thereof (the "Meeting"). The Separate Account will vote shares attributable to your Policy as indicated by the undersigned on the reverse side, or **if no direction is indicated on the returned executed proxy card, the Separate Account will vote shares attributable to your Policy "FOR" the proposal described on the reverse side**. With respect to those shares for which no proxies have been received by the Separate Account, the Separate Account will vote shares in the same proportion as those shares for which voting instructions have been received. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated October 6, 2015, and revokes any proxy heretofore given with respect to such Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(877) 283-0325**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders
The proxy statement for this meeting is available at:
https://www.proxyonline.com/docs/TransparentValue2015.pdf

TRANSPARENT VALUE DIRECTIONAL ALLOCATION VI PORTFOLIO VOTING INFORMATION FORM

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Note: Please sign exactly as name(s) appear above. If shares are held in the name of joint owners each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposal (set forth below) has been approved by the Board of Trustees and recommended for approval by shareholders. By signing and dating above, you instruct the Separate Account to vote shares of the Fund attributable to your Policy at the Meeting. When properly executed, this proxy will be voted as indicated. **If no choice is indicated on a returned executed proxy card, this proxy will be voted FOR the election of each nominee.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL NOMINEES	WITHHOLD ALL NOMINEES	FOR ALL, EXCEPT
1. **To elect nine new Trustees to the Board of Trustees of the Trust.**			
1A. Randall C. Barnes	○	○	○
1B. Donald A. Chubb Jr.			
1C. Jerry B. Farley			
1D. Roman Friedrich III			
1E. Robert B. Karn III			
1F. Ronald A. Nyberg			
1G. Maynard F. Oliverius			
1H. Ronald E. Toupin, Jr.			
1I. Donald C. Cacciapaglia			

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

THANK YOU FOR VOTING

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you call (888) 227-9349 toll-free to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call (877) 283-0325 toll-free Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789101

SHAREHOLDER REGISTRATION FIELD

Transparent Value Trust

(MERGE FUND NAMES)

The undersigned shareholder(s) of the above-mentioned fund (the "Fund"), a series of the Transparent Value Trust, hereby appoint(s) Amy J. Lee, Mark Mathiasen and Elisabeth Miller, each with full power of substitution, as proxies to attend the Special Meeting of Shareholders of the Fund to be held at the offices of Guggenheim Partners Investment Management, LLC, 227 West Monroe Street, 7th Floor, Chicago, Illinois 60606 on Friday, October 30, 2015, at 10:00 a.m. Central Time, and any adjournment or postponement thereof (the "Meeting"), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement (the terms of which are incorporated by reference herein), dated October 6, 2015, and revoke(s) any proxy heretofore given with respect to such Meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(877) 283-0325**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders

The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/TransparentValue2015.pdf

(MERGE FUND NAMES)

PROXY CARD

<u>**YOUR SIGNATURE IS REQUIRED**</u> **FOR YOUR VOTE TO BE COUNTED.** Note: Please sign exactly as name(s) appear above. If shares are held in the name of joint owners each should sign. If signing as an attorney-in-fact, executor, administrator, trustee, guardian or some other representative capacity you should so indicate and give your full title. If the shareholder is a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the proposal (set forth below) has been approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated. **If no choice is indicated on a returned executed proxy card, this proxy will be voted FOR the election of each nominee.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. **To elect nine new Trustees to the Board of Trustees of the Trust.**	**FOR ALL NOMINEES**	**WITHHOLD ALL NOMINEES**	**FOR ALL, EXCEPT**
1A. Randall C. Barnes	○	○	○
1B. Donald A. Chubb Jr.			
1C. Jerry B. Farley			
1D. Roman Friedrich III			
1E. Robert B. Karn III			
1F. Ronald A. Nyberg			
1G. Maynard F. Oliverius			
1H. Ronald E. Toupin, Jr.			
1I. Donald C. Cacciapaglia			

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S LETTER ON THE LINE BELOW.

THANK YOU FOR VOTING